U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                         Date of Report: January 10, 2005


                          TRANSAX INTERNATIONAL LIMITED
                __________________________________________________
          (Exact Name of Small Business Issuer as Specified in its Charter)


                                     COLORADO
                     ________________________________________
               (State or other Jurisdiction as Specified in Charter)


             00-27845                                    84-1304106
                    __________________________________________
       (Commission file number)           (I.R.S. Employer Identification No.)


                          7545 Irvine Centre drive, Suite 200
                                   Irvine, CA, 92618
                            _______________________________
                       (Address of Principal Executive Offices)


                                      949-623-8316
                                  ____________________
                               (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 10, 2005, the board of directors of Transax International Limited, a Colorado corporation (the "Company"), made a public announcement and press release disclosing material non-public information regarding the Company's results of operations for the fourth-quarter ended December 31, 2004.

The press release dated January 10, 2005 of the Company is filed as Exhibit 2.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

2.1 News Release of Transax International Limited dated January 10, 2005.



SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  January 10, 2005           By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer